SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2002

DIME COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None

(Former name or former address, if changed since last report)

Items 1 through 8. Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. Description

99 Financial presentation made to investors in Boston, Massachusetts on March 6, 2002.

Item 9. Regulation FD Disclosure.

On March 6, 2002, management of Dime Community Bancshares, Inc. provided a financial presentation to investors in Boston, Massachusetts.

A copy of this presentation is attached as Exhibit 99

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON

By: ___________________________________________

Kenneth J. Mahon

Executive Vice President and Chief Financial Officer

Dated: March 7, 2002

EXHIBIT INDEX

Exhibit Description

99 Financial presentation made to investors in Boston, Massachusetts on March 6, 2002.

EXHIBIT 99